Exhibit - 10.82

                          GOODY'S FAMILY CLOTHING, INC.
                   DISCOUNTED STOCK OPTION PLAN FOR DIRECTORS
                 (as amended on June 19, 1996 and June 21, 2000)


         1. Purpose. The purpose of this Discounted Stock Option Plan for Directors ("Plan") of Goody's Family Clothing, Inc. (the "Company"), a Tennessee corporation, is to permit the granting of stock options to Directors of the Company who are not employees of the Company ("Directors" or a "Director") at an exercise price less than market value at the date of grant as an alternative to the payment of Directors' fees in cash, thereby advancing the interests of the Company by encouraging and enabling the acquisition of its common stock by Directors whose judgment and ability are relied upon by the Company for the attainment of its long-term growth and development. Accordingly, the Plan is intended to promote a close identity of interests among the Company, the Directors, and its shareholders, as well as to provide a means to attract and retain well-qualified Directors.

         2. Effective Date and Term of Plan. The Plan shall become effective upon such date as it may be approved by the shareholders of the Company and shall remain in effect until July 7, 2003 or until termination by the Board of Directors of the Company (the "Board"), whichever occurs first.

         3. Stock Subject to the Plan. There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 300,000 shares of the Company's common stock, no par value ("Common Stock"), subject to adjustment as provided hereinafter in Section 6. Such shares may be, as a whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by the Company. If any option issued under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the shares of common Stock which have not been purchased thereunder shall again become available for the purposes of this Plan.

         4.       Plan Administration.

                  (a) The Plan shall be administered by the Compensation Committee (the "Committee"), which shall consist of not less than two Directors appointed by the Board.

                  (b) The Committee shall have full and final authority to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Plan.

                  (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any grant hereunder.

                  (d) An Administrator of the plan may from time to time be appointed by the Committee. If appointed, such Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of the Company, and shall be compensated for services and expenses by the Company according to its normal employment policies without special or additional compensation, other than reimbursement of expenses, if any, for his or her services as the Administrator.

     5. Terms and Conditions: Stock Option Awards. Each option granted under the Plan shall be evidenced by a written award document in such form, not inconsistent with this Plan, as the Committee shall approve from time to time, which document shall comply with and be subject to the following terms and conditions:

                  (a) Option Grant Dates. Options shall be granted as of the date of the annual organizational meeting of the Board which is held following the Company's annual meeting of shareholders, to any Director who, no later than the date of such annual organizational meeting of the Board (and subject to such other rules as the Committee may adopt from time to time), has filed with the Company an irrevocable election to receive a stock option in lieu of all or a specified portion (expressed in terms of a percentage of Annual Director Compensation) of the Annual Director Compensation (as defined in Subsection 5 (b)) expected to be earned by such Director for a twelve-month period beginning on the first day of the third fiscal quarter of the Company and ending on the last day of the second fiscal quarter of the Company ("Plan Year"). A separate election must be made for each Plan Year, although a Director may specify that a particular election shall apply to future Plan Years unless amended or revoked; provided, however, that no amendment or revocation may be made during a Plan Year with respect to such Plan Year. The Director shall not be entitled to receive in cash any portion of the Annual Director Compensation for which an election has been made to receive an option.

                  (b) Option Formula. The number of shares of Common Stock subject to each option granted to any Director for a Plan Year shall be equal to the nearest number of whole shares of Common Stock with cash payment for fractional shares, determined in accordance with the following formula.

                           Annual Director Compensation
                          Fair Market Value minus Option    = Number of Shares
                                    Exercise Price

         "Option Exercise Price" and "Fair Market Value" shall be defined as set forth in Subsection 5(c). "Annual Director Compensation" shall mean the amount of fees which the Director will be entitled to receive during a Plan Year for serving as a Director or as a member of any committee of the Board pursuant to the policy in effect for each Plan Year, including retainers paid periodically and fees paid for attendance at or participation in meetings of the Board or any committee thereof; provided, however, that if a Director elects to receive a stock option in lieu of only a portion of the Annual Director Compensation, the Annual Director Compensation for purposes of the foregoing formula shall equal the portion of the Annual Director Compensation so elected. To the extent that a portion of Annual Director Compensation includes fees for attending or participating in meetings of the Board or any committee thereof, for purposes of the election to be made pursuant to Subsection 5(b), the Committee shall advise each Director, in advance of the next Plan Year, of the number of such meetings anticipated to be held during such Plan Year and the election may take the fees related thereto into account. To the extent fewer or greater such meetings are actually held during the Plan Year, an appropriate adjustment shall be made in the number of shares of Common Stock subject to any option awarded. For Purposes of this Plan, "Annual Director Compensation" shall not include expenses reimbursed by the company for attendance at or participation in meetings of the Board or any committee of the Board or fees for any other services to be provided to the Company.

                  (c) Option Exercise Price. The "Option Exercise Price" refers to the pershare purchase price for common Stock subject to each option granted under the Plan and that per share purchase price shall be fifty percent (50%) of the Fair Market Value of the Common Stock on the date the option is granted. "Fair Market Value" with regard to a date means the closing price at which a share of Common Stock shall have been sold on the last trading date prior to that date as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Common Stock are then actively traded) and published in The Wall Street Journal.

                  (d) Term and Exercise of Option. Options may be exercised only by written notice to the Company. Payment for all shares of Common Stock purchased pursuant to exercise of an option shall be made (a) in cash; (b) by delivery to the Company of a number of shares of Common Stock which have been beneficially owned by the option holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the option holder intends to purchase upon exercise of the option on the date of delivery; or (c) in a cashless exercise through a broker. Payment shall be made at the time that the option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the option holder. No option granted under the Plan may be exercised before the twelve-month anniversary of the date upon which it was granted; provided, however, that any option granted under the Plan shall become immediately exercissable upon the retirement of the Director because of age, death or disability. No option granted under the Plan shall be exercisable after expiration of twenty years from the date upon which it is granted. Each option shall be subject to termination before its date of expiration as hereinafter provided in Subsections 5(e) and 5(f).

                  (e) Termination of Directorship. Except as herein provided, the rights of a Director or the Director's permitted transferee in an option granted under the Plan shall not terminate upon such Director's termination as a Director for any reason (including retirement because of age, death or disability). That portion of an option granted under the Plan which is attributable to any portion of the Annual Director Compensation which is not earned due to termination as a Director or as a member of a committee of the Board (for any reason) or because of lack of attendance or participation in any meeting of the Board or any committee thereof shall automatically abate and be cancelled.

                  (f) Death of Director. Any option granted to a Director and outstanding on the date of his or her death may be exercised by the administrator of such Director's estate, the executor under his or her will, or the person or persons to whom the option shall have been validly transferred in accordance with Section 8, but not beyond the first to occur of (i) the first anniversary of the Director's death, or
         (ii) the specified expiration date of the option; provided, however, that an option that is not exercised prior to the first anniversary of the Director's death shall be deemed exercised on the first anniversary of the date of death to the extent the then aggregate Fair Market Value of the shares subject to the option exceeds the aggregate Option Exercise Price and payment of such exercise price shall be effected by withholding a number of shares of Common Stock otherwise issuable pursuant to the option the Fair Market Value of which on such anniversary is equal to the exercise price. If the Fair Market Value of the Stock on the first anniversary of the Director's death equals or is less than the option exercise price, then the option shall be deemed to have expired unexercised.

         6. Changes in Capitalization. If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares of other property (other than ordinary cash dividends) are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclasssification, dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of common stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments.


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         7.  Limitation of Rights:

                  (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, express or implied, that the Company will retain a participant as a Director for any period of time, or at any particular rate of compensation.

                  (b) No Shareholders' Rights for Options. The holder of an option granted under the Plan shall have no rights as a shareholder with respect to the shares covered by his or her options until the date of the issuance to such holder of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                  (c) No Right to Participate as an Employee Director. A Director's right to participate in the Plan shall automatically terminate if and when a Director becomes an employee of the Company. That portion of an option granted under the Plan which is attributable to any Unearned Annual Director Compensation shall automatically abate and be cancelled. "Unearned Annual Director Compensation" shall mean any portion of Annual Director Compensation which relates to attendance or participation in any meeting of the Board or any committee thereof occurring after the date the Director's employment by the Company commences, or which consists of a retainer earned after such date.

         8. Transferability. Options are transferable by a Director: (i) through will or the laws of lineal descent; (ii) to the spouse or any lineal ancestor or descendant of the Director; (iii) to any trust, the sole beneficiaries of which are any one or all of such Director, such Director's spouse or any lineal ancestors or descendants of such Director; and (iv) to any other person or entity as the Committee may approve. A holder of an Option other than the Director may not transfer such option other than by will or the laws of lineal descent.

         9. Amendment, Modification and Termination. The Board at any time may terminate and in any respect amend or modify the Plan; provided, however, that no such action by the Board, without approval of the Company's shareholders may
(i) increase the total number of shares of Common Stock available under the Plan in the aggregate (except as otherwise provided in Section 6), (ii) extend the period during which any option may be exercised, (iii) extend the term of the Plan, (iv) change the option price or (v) alter the class of persons eligible to receive options. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any participant with respect to an option previously granted.

     10. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Corporate Secretary of the Company and shall become effective when it is received.

         11. Restrictions on Delivery and Sale of Shares; Legends. Each option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under options then outstanding, the Committee may require, as a condition of exercise of any option or as a condition to any other delivery of Common Stock pursuant to an option, that the option holder represent, in writing, that the shares received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares issued pursuant to an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

IN WITNESS WHEREOF, the Company has caused this Amended Plan to be executed in this form on June 21, 2000.

                                                 GOODY'S FAMILY CLOTHING, INC.

                                            By:      /s/ Robert M. Goodfriend
                                                      Chairman of the Board

         ATTEST:

                  /s/ Regis J. Hebbeler
         Asst. Secretary

         [CORPORATE SEAL]






H:Stock\Director's Plan\Amended and Restated.doc


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